UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
August 31, 2010

Blue Dolphin Energy Company

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15905 (Commission File Number)	73-1268729 (IRS Employer Identification No.)

801 Travis Street, Suite 2100
Houston, TX 77002
(Address of principal executive office and zip code)

(713) 568-4725
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[    ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In connection with the conditions set forth by the Nasdaq Stock Market (“NASDAQ”) Hearings Panel (the “Panel”) in granting Blue Dolphin Energy Company (the “Company”) an extension for continued listing on the NASDAQ, the Company has prepared a pro forma calculation of consolidated stockholders’ equity to demonstrate the impact of events subsequent to the Company’s quarter ended June 30, 2010, including:

(i)	the acquisition of a 7% working interest in a Technical Assistance Contract for the Langsa area, offshore Indonesia in a non-cash transaction on July 26, 2010; and

(ii)
the acquisition of a Class I non-hazardous industrial salt water disposal well on July 28, 2010 as a result of foreclosure against collateral backing a $2.0 million loan made by the Company to Lazarus Louisiana Refinery II, LLC, that is currently in default.

The estimated calculation, which reflects stockholders’ equity on a post-split adjusted basis following the Company’s one-for-seven (1:7) reverse stock split effective July 16, 2010, should not be considered in isolation or as a substitute for consolidated stockholders’ equity as reflected in Item 1, Financial Statements (including the notes thereto), included in the Company’s Quarterly Report on Form 10-Q for the three and six month periods ended June 30, 2010.  The Company’s pro forma consolidated stockholders’ equity as discussed herein should be read in conjunction with (i) Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8, Financial Statements and Supplementary Data (including the notes thereto), included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and (ii) Item 1, Financial Statements (including the notes thereto), and Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations, included in the Company’s Quarterly Report on Form 10-Q for the three and six months ended June 30, 2010.

On May 20, 2010, the Company received a notification letter from NASDAQ stating that its common stock no longer met requirements set forth under NASDAQ Marketplace Rule 5550(b)(1), which requires listed companies to maintain a minimum of $2.5 million in stockholders’ equity for continued listing.  The Panel approved the Company’s compliance plan for meeting its stockholders’ equity deficiency and, as permitted under NASDAQ’s rules, granted the Company an extension for continued listing.  The Panel gave the Company until August 31, 2010 to demonstrate compliance with the stockholders’ equity requirement.  As a result of the transactions described above, and as reflected in the prepared pro forma calculation of consolidated stockholders’ equity, the Company believes it is now in compliance with requirements set forth in NASDAQ Marketplace Rule 5550(b)(1).

Item 9.01                Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Blue Dolphin Energy Company Pro Forma Calculation of Stockholders’ Equity at July 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           August 31, 2010

Blue Dolphin Energy Company

/s/ T. SCOTT HOWARD
T. Scott Howard Treasurer and Assistant Secretary (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit	Description of Exhibit

99.1	Blue Dolphin Energy Company Pro Forma Calculation of Stockholders’ Equity at July 31, 2010.